Exhibit 99.13(h)

Columbia Funds Master Investment Trust, LLC

One Financial Center

Boston, MA 02110

March 30, 2007

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

Attention: Christopher L. Wilson

Re.:	NOTICE OF CONVERSION AND NAME CHANGE

Dear Sir/Madam:

Reference is made to that certain Pricing and Bookkeeping Oversight and Services Agreement dated December 15, 2006 (the “Agreement”), between Columbia Management Advisors, LLC and the registered investment companies set forth in Schedule A to the Agreement, including Columbia Funds Master Investment Trust, a registered investment company in the Columbia Funds family of funds. We hereby give notice that, effective as of the date hereof, Columbia Funds Master Investment Trust has converted from a Delaware statutory trust to a Delaware limited liability company (“LLC”) and has changed its name from Columbia Funds Master Investment Trust to Columbia Funds Master Investment Trust, LLC.

Under Delaware law, upon a conversion of a statutory trust to an LLC, the LLC is deemed to be the same entity as the statutory trust. All rights, privileges and property of the statutory trust remain vested in the LLC and become the property of the LLC without the need for further action. Similarly, all debts, liabilities and duties of the statutory trust remain attached to the LLC and become enforceable against the LLC to the same extent as previously enforceable against the statutory trust, without the need for further action. The rights, privileges, property, debts, liabilities and duties that remain vested in or remain attached to the LLC are not deemed to have been transferred for any purpose under Delaware law.

This Notice has been delivered to you as a courtesy and is not required pursuant to any provision of the Agreement. For reference, attached is an updated Schedule A to reflect the name change.

We hereby request that you acknowledge the receipt of this Notice by returning a signed copy of this letter to the undersigned at the above address. In so doing, your acknowledgement constitutes an acceptance of the continuation of the Agreement pursuant to its terms with Columbia Funds Master Investment Trust, LLC.

Very truly yours,

Columbia Funds Master Investment Trust, LLC

By:
	Name:	J. Kevin Connaughton
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Acknowledged and Accepted by:

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:	Christopher L. Wilson
Title:	Managing Director

SCHEDULE A

Trusts and Funds

As of March 30, 2007

Fund Name	Trust Name
Schedule A1[1] (Fund pays expenses)
Banc of America Retirement 2005 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2010 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2015 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2020 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2025 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2030 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2035 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2040 Portfolio	Banc of America Funds Trust
Colonial California Insured Municipal Fund	same as fund name
Colonial High Income Municipal Trust	same as fund name
Colonial Insured Municipal Fund	same as fund name
Colonial InterMarket Income Trust I	same as fund name
Colonial Intermediate High Income Fund	same as fund name
Colonial Investment Grade Municipal Trust	same as fund name
Colonial Municipal Income Trust	same as fund name
Columbia Asset Allocation Fund	Columbia Funds Series Trust I
Columbia Asset Allocation Fund II	Columbia Funds Series Trust
Columbia Asset Allocation Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Balanced Fund	Columbia Funds Series Trust I
Columbia California Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia California Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia California Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia Cash Reserves	Columbia Funds Series Trust
Columbia Common Stock Fund	Columbia Funds Series Trust I
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Connecticut Municipal Reserves	Columbia Funds Series Trust
Columbia Connecticut Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Conservative High Yield Fund	Columbia Funds Series Trust I
Columbia Convertible Securities Fund	Columbia Funds Series Trust
Columbia Core Bond Fund	Columbia Funds Series Trust I
Columbia Disciplined Value Fund	Columbia Funds Series Trust I
Columbia Dividend Income Fund	Columbia Funds Series Trust I
Columbia Federal Securities Fund	Columbia Funds Series Trust I
Columbia Federal Securities Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Global Value Fund	Columbia Funds Series Trust
Columbia Government Plus Reserves	Columbia Funds Series Trust
Columbia Government Reserves	Columbia Funds Series Trust
Columbia Greater China Fund	Columbia Funds Series Trust I
Columbia High Income Fund	Columbia Funds Series Trust
Columbia High Income Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia High Yield Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia High Yield Municipal Fund	Columbia Funds Series Trust I
Columbia High Yield Opportunity Fund	Columbia Funds Series Trust I
Columbia Income Fund	Columbia Funds Series Trust I

Fund Name	Trust Name
Columbia Intermediate Bond Fund	Columbia Funds Series Trust I
Columbia Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia International Fund, VS	Columbia Funds Variable Insurance Trust
Columbia International Stock Fund	Columbia Funds Series Trust I
Columbia International Value Fund	Columbia Funds Series Trust
Columbia International Value Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Large Cap Core Fund	Columbia Funds Series Trust
Columbia Large Cap Core Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Large Cap Enhanced Core Fund	Columbia Funds Series Trust
Columbia Large Cap Growth Fund	Columbia Funds Series Trust I
Columbia Large Cap Growth Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Large Cap Value Fund	Columbia Funds Series Trust
Columbia Large Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Liberty Fund	Columbia Funds Series Trust I
Columbia Marsico 21st Century Fund	Columbia Funds Series Trust
Columbia Marsico 21st Century Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Fund	Columbia Funds Series Trust
Columbia Marsico Focused Equities Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Marsico Growth Fund	Columbia Funds Series Trust
Columbia Marsico Growth Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Marsico Growth Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico International Opportunities Fund	Columbia Funds Series Trust
Columbia Marsico International Opportunities Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Maryland Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Massachusetts Municipal Reserves	Columbia Funds Series Trust
Columbia Massachusetts Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Masters Global Equity Portfolio	Columbia Funds Series Trust
Columbia Masters Heritage Portfolio	Columbia Funds Series Trust
Columbia Masters International Equity Portfolio	Columbia Funds Series Trust
Columbia Mid Cap Growth Fund	Columbia Funds Series Trust I
Columbia Mid Cap Index Fund	Columbia Funds Series Trust
Columbia Mid Cap Value Fund	Columbia Funds Series Trust
Columbia Mid Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Money Market Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Money Market Reserves	Columbia Funds Series Trust
Columbia Multi-Advisor International Equity Fund	Columbia Funds Series Trust
Columbia Municipal Reserves	Columbia Funds Series Trust
Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia New York Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia New York Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia New York Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia North Carolina Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Oregon Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Prime Reserves	Columbia Funds Series Trust
Columbia Real Estate Equity Fund	Columbia Funds Series Trust I
Columbia Rhode Island Intermediate Municipal Bond	Columbia Funds Series Trust I

Fund Name	Trust Name
Columbia S&P 500 Index Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Short-Term Bond Fund	Columbia Funds Series Trust
Columbia Short-Term Municipal Bond Fund	Columbia Funds Series Trust
Columbia Small Cap Core Fund	Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I	Columbia Funds Series Trust I
Columbia Small Cap Growth Fund II	Columbia Funds Series Trust
Columbia Small Cap Growth Master Portfolio II	Columbia Funds Master Investment Trust, LLC
Columbia Small Cap Value Fund I	Columbia Funds Series Trust I
Columbia Small Cap Value Fund II	Columbia Funds Series Trust
Columbia Small Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Small Company Growth Fund, VS	Columbia Funds Variable Insurance Trust
Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Strategic Income Fund	Columbia Funds Series Trust I
Columbia Strategic Income Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Strategic Investor Fund	Columbia Funds Series Trust I
Columbia Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia Technology Fund	Columbia Funds Series Trust I
Columbia Total Return Bond Fund	Columbia Funds Series Trust
Columbia Treasury Reserves	Columbia Funds Series Trust
Columbia Virginia Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia World Equity Fund	Columbia Funds Series Trust I
CMG Strategic Equity Fund	Columbia Funds Institutional Trust
Columbia LifeGoal Income Portfolio	Columbia Funds Series Trust

The below note is for informational purposes only and does not represent an understanding between the parties pursuant to this agreement.

1.	For funds listed in this Schedule A1 that are series of Columbia Funds Series Trust (except Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio), Columbia Funds Master Investment Trust, LLC and Columbia Funds Variable Insurance Trust I: Refer to Schedule B of the administration agreements that provides that the respective Trust will pay the Administrator an administration fee equal to a specified annual rate of a Fund’s daily assets less, as may be applicable, the amount paid by the Fund to the Administrator pursuant to this Pricing and Bookkeeping Oversight and Services Agreement during the period, including amounts paid to the Administrator as reimbursement for the Administrator’s direct internal costs incurred in connection with providing Fund accounting oversight and monitoring, budgeting and approving Fund expenses, but excluding amounts paid to the Administrator as reimbursement for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred in the performance under this Pricing and Bookkeeping Oversight and Services Agreement.

Schedule A2 – Unified Fee Funds[2] (CMA pays Fund expenses.)
Corporate Bond Portfolio	Columbia Funds Series Trust
Mortgage and Asset Backed Portfolio	Columbia Funds Series Trust
CMG Core Bond Fund	Columbia Funds Institutional Trust
CMG Enhanced S&P 500 Index Fund	Columbia Funds Institutional Trust
CMG High Yield Fund	Columbia Funds Institutional Trust
CMG International Stock Fund	Columbia Funds Institutional Trust
CMG Large Cap Growth Fund	Columbia Funds Institutional Trust
CMG Large Cap Value Fund	Columbia Funds Institutional Trust
CMG Mid Cap Growth Fund	Columbia Funds Institutional Trust

Fund Name	Trust Name
CMG Mid Cap Value Fund	Columbia Funds Institutional Trust
CMG Short Term Bond Fund	Columbia Funds Institutional Trust
CMG Small Cap Value Fund	Columbia Funds Institutional Trust
CMG Small/Mid Cap Fund	Columbia Funds Institutional Trust
CMG Small Cap Growth Fund	Columbia Funds Institutional Trust
CMG Ultra Short Term Bond Fund	Columbia Funds Institutional Trust
Columbia Large Cap Index Fund	Columbia Funds Series Trust
Columbia LifeGoal Balanced Growth Portfolio	Columbia Funds Series Trust
Columbia LifeGoal Growth Portfolio	Columbia Funds Series Trust
Columbia LifeGoal Income and Growth Portfolio	Columbia Funds Series Trust
Columbia Small Cap Index Fund	Columbia Funds Series Trust
Columbia U.S. Treasury Index Fund	Columbia Funds Series Trust I

The below note is for informational purposes only and does not represent an understanding between the parties pursuant to this agreement.

2.	For the funds listed in this Schedule A2 (Unified Fee Funds) that are series of the Columbia Funds Institutional Trust, except CMG Small Cap Growth Fund: Under the advisory agreements with these Funds, the Advisor pays all operating costs and expenses of the Funds except disinterested trustee fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Funds.

For CMG Small Cap Growth Fund, a series of Columbia Funds Institutional Trust, listed in this Schedule A2 (Unified Fee Funds): Under the advisory agreement with this Fund, the Advisor pays all operating costs and expenses of the Fund to the extent such operating costs and expenses exceed an annual rate of 0.05% of the average daily net assets of the Fund except disinterested trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The Fund will bear all operating costs and expenses of the Fund, up to a maximum, in the aggregate, of 0.05% of the average daily net assets of the Fund except that the Fund will also bear disinterested trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

For the Corporate Bond Portfolio, Mortgage and Asset Backed Portfolio, Columbia LifeGoal Balanced and Growth Portfolio, Columbia LifeGoal Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio, all series of Columbia Funds Series Trust, that are listed in this Schedule A2 (Unified Fee Funds): Under the assumption agreements with these funds, the Advisor bears all fees and expenses of the Funds except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Advisor shall include, but not be limited to, custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and statements of additional information distributed to Funds’ shareholders.

For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, series of Columbia Funds Series Trust, that are listed in this Schedule A2 (Unified Fee Funds): Under the administration agreement, the Administrator shall pay all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.

For Columbia U.S. Treasury Index Fund, a series of Columbia Funds Series Trust I, that is listed on Schedule A2 (Unified Fee Funds): Under the administration agreement, the Administrator shall pay all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.